UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 19, 2016

LEGACYTEXAS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5851 Legacy Circle, Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition
On July 19, 2016, the Registrant announced second quarter 2016 earnings. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 8.01	Other Events
The information set forth in Item 2.02 above, including the contents of the press release attached as Exhibit 99.1, is incorporated by reference into this Item 8.01.
On July 19, 2016, the Registrant issued a press release announcing the declaration of a quarterly cash dividend of $0.15 per share, payable on August 15, 2016, to stockholders of record as of the close of business on August 1, 2016. The press release is attached to this report as Exhibit 99.2, which is incorporated herein by reference.
On Wednesday, July 20, 2016 at 8:00 a.m. Central Time, the Registrant will host an investor conference call and webcast to review their second quarter 2016 financial results. The webcast will include a slide presentation which consists of information regarding the Registrant's operating and growth strategies and financial performance. The presentation materials will be posted on the Registrant's website on July 19, 2016. The presentation materials are attached hereto as Exhibit 99.3, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit 99.1	Press release announcing second quarter 2016 earnings dated July 19, 2016
Exhibit 99.2	Press release announcing quarterly dividend dated July 19, 2016
Exhibit 99.3	Presentation materials

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACYTEXAS FINANCIAL GROUP, INC.

Date:	July 19, 2016	By:	/s/ J. Mays Davenport
J. Mays Davenport, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release announcing second quarter 2016 earnings dated July 19, 2016
Exhibit 99.2	Press release announcing quarterly dividend dated July 19, 2016
Exhibit 99.3	Presentation materials